UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2012

SPARTON CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-1000	38-1054690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Martingale Road Suite 2050 Schaumburg, Illinois		60173-2213
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 772-7866

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On July 20, 2012, Sparton Corporation, an Ohio corporation (the “Company”) and its wholly-owned subsidiaries, Sparton Electronics Florida, Inc., Spartronics, Inc., Sparton Medical Systems, Inc., Spartronics Vietnam Co., Ltd., Sparton Technology, Inc., Sparton of Canada Limited, Sparton Medical Systems Colorado, LLC and Sparton BP Medical Denver, LLC (collectively, the “Sparton Subsidiaries” and together with the Company, the “Borrowers”) entered into Amendment No. 4 to Amended and Restated Revolving Credit and Security Agreement (the “Amendment”), governing a $20 million revolving line-of-credit facility (the “Line of Credit”) with PNC Bank, National Association, as administrative agent and lender.

As a result of the Amendment, the term of the Line of Credit has been extended to August 13, 2015 (from August 13, 2012) and any applicable early termination fees have been eliminated.

Under the Amendment, as of June 1, 2012, the facility fee is reduced (from 0.50% or 1.00%, as applicable) to a rate equal to 0.25% per annum, subject to increase to 0.375% if the senior leverage ratio is greater than 1.5 to 1.0, for each day of any calendar quarter during which any unused amount of the facility does not equal the maximum facility amount of $20 million. The fee is payable on the first day of each calendar and computed based on the average daily unused amount of the $20 million facility during the previous calendar quarter.

The Amendment provides, as of June 1, 2012, for a decrease in the applicable margins for domestic rate loans to 0.25% (changed from 2.00%) and for Eurodollar rate loans to 1.75% (changed from 3.00%), which margins are subject to increase for fiscal quarters after September 30, 2012 to 0.50% and 2.00%, respectively, if the senior leverage ratio is greater than 1.5 to 1.0.

The Amendment also increases the cap on annual Capital Expenditures from $2.5 million to $5.0 million.

The foregoing does not constitute a complete summary of the terms of Amendment No. 4 to Amended and Restated Revolving Credit and Security Agreement, which is attached to this report as Exhibit 10.1, and is hereby incorporated by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of Amendment No. 4 to Amended and Restated Revolving Credit and Security Agreement under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
Exhibit 10.1	Amendment No. 4 to Amended and Restated Revolving Credit and Security Agreement, dated July 20, 2012

Exhibit 99.1	Press Release dated July 25, 2012 issued by Sparton Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPARTON CORPORATION

Dated: July 25, 2012	By:	/s/ Cary B. Wood
Cary B. Wood, President and Chief Executive Officer

Index to Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
Exhibit 10.1	Amendment No. 4 to Amended and Restated Revolving Credit and Security Agreement, dated July 20, 2012

Exhibit 99.1	Press Release dated July 25, 2012 issued by Sparton Corporation